SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




                                February 20, 2001
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                    1-3939                  73-0311467
------------------------   ----------------------       -------------------
(State of Incorporation)  (Commission File Number)       (IRS Employer
                                                       Identification No.)



           Kerr-McGee Center
        Oklahoma City, Oklahoma                             73125
---------------------------------------                  -----------
(Address of principal executive offices)                  (Zip Code)



                                  (405)270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 5.    Other Events
              On February 20, 2001, Kerr-McGee Corporation issued a press release announcing that it will hold a conference call on February 21, 2001, at 11:00 a.m. (ET), to discuss its interim first-quarter 2001 operating results and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  Exhibits

           99.1 Press Release dated February 20, 2001



                                                    SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KERR-MCGEE CORPORATION


                                     By: (Deborah A. Kitchens)
                                         ---------------------------------
                                          Deborah A. Kitchens
                                          Vice President and Controller

Dated: February 20, 2001




                                  EXHIBIT INDEX


  Exhibit No.           Description
  -----------           --------------------------------------

  99.1                  Press Release dated February 20, 2001.